EXHIBIT 99.1
Upland Software Reports First Quarter 2020 Financial Results
May 7, 2020, 04:01 PM Eastern Standard Time
AUSTIN, Texas--(BUSINESS WIRE)-- Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based enterprise work management software, today announced financial and operating results for the first quarter of 2020 and provided guidance for its second quarter and full year of 2020.

First Quarter 2020 Financial Highlights

•Total revenue was $68.0 million, an increase of 40% from $48.5 million in the first quarter of 2019.
•Subscription and support revenue was $63.9 million, an increase of 42% from $45.0 million in the first quarter of 2019.
•GAAP net loss was $20.1 million, or a loss of $0.81 cents per share, compared to a GAAP net loss of $7.8 million, or a loss of $0.38 cents per share, in the first quarter of 2019.
•Adjusted EBITDA was $24.6 million, or 36% of total revenue, an increase of 38% from $17.8 million, or 37% of total revenue, in the first quarter of 2019.
•Cash on hand as of the end of the first quarter was $98.7 million.

"Our Q1 performance and strong, revised guidance demonstrate Upland’s resilience as we navigate the COVID-19 pandemic," said Jack McDonald, Chairman and CEO of Upland Software. "Our products have helped our customers succeed in this new remote working environment," he added. "Upland’s enterprise customer base, high recurring revenue, retention and margins, limited exposure to highly impacted verticals, strong balance sheet, and flexible cost structure position us well to emerge from this pandemic ready to capitalize on new growth opportunities." He continued, “We will pause acquisitions in the short term while nurturing our pipeline and continuing our go-to-market investments."

“Our balance sheet remains strong with cash on-hand and available liquidity under our Revolver of over $150 million, and comfortably positive cash flows expected for the remainder of the year,” said Mike Hill, CFO of Upland Software. “We are in a strong position today because of the actions we took in 2019 to fortify our capital base, raising equity and putting in place a new credit facility which extended the maturity of our term debt out to August 2026, reduced our annual principal payments to only one percent, and removed all financial covenants on current borrowings," he added.

First Quarter Business Highlights

•Expanded 277 existing customer relationships, including 40 major expansions, and added 122 new customer relationships, including 49 major accounts.
•Continued to invest in customer-driven innovation across our four clouds with seven major releases and 15 feature packs. For example, we successfully integrated our Project and IT Management Cloud with Microsoft Teams, allowing customers improved collaboration and cooperation within their remote workforce.
•Closed the strategic acquisition of Localytics, a company that combines push, in-app, inbox, and remarketing with rich audience segmentation.
•Continued to scale our go-to-market capabilities by expanding sales team capacity and in February, appointing software industry veteran Rod Favaron as President and Chief Commercial Officer, along with a proven team of new executives to lead marketing, customer success, and global account sales.

Business Outlook

The second quarter 2020 guidance and updated full-year 2020 guidance we are providing today factor in the expected impacts of COVID-19 based on information available to us today. Our guidance is also based on the assumption that the most significant headwinds will occur in the second and third quarters of 2020 and that economic conditions will begin to open up more broadly by the end of the year. Significant variation from these assumptions could cause us to modify our guidance higher or lower. While we have taken this opportunity to identify additional cost efficiencies in our already high margin operating model, our guidance assumes a continuation of our go-to-market investment initiative.

For the quarter ending June 30, 2020, Upland expects reported total revenue to be between $62.5 and $66.5 million, including subscription and support revenue between $59.9 and $62.9 million, for growth in recurring revenue of 26% at the mid-point over the quarter-ended June 30, 2019. Second quarter 2020 Adjusted EBITDA is expected to be between $20.5 and $22.5 million, for an Adjusted EBITDA margin of 33% at the mid-point, representing growth of 13% at the mid-point over the quarter-ended June 30, 2019.

For the full year ending December 31, 2020, Upland expects reported total revenue to be between $257.4 and $269.4 million, including subscription and support revenue between $244.8 and $253.8 million, for growth in recurring revenue of 22% at the mid-point over the year ended December 31, 2019. Full year 2020 Adjusted EBITDA is expected to be between $87.2 and $93.2 million, for an Adjusted EBITDA margin of 34% at the mid-point, representing growth of 9% at the mid-point over the year ended December 31, 2019.

Conference Call Details

Upland's executive team will host a live conference call and webcast at 4:00 p.m. Central Time, 5:00 p.m. Eastern Time today to review Upland’s financial results and outlook for the business. The call can be accessed via a webcast on investor.uplandsoftware.com, or by dialing 1-833-520-0067 in the United States or +1-236-714-2220 if outside the United States, using the passcode / conference call identification number: 2957997. This webcast will contain forward-looking statements and other material information regarding Upland’s financial and operating results.

Following the completion of the live call, a recorded replay of the webcast will be available on Upland's website at investor.uplandsoftware.com for twelve months.

About Upland Software

Upland Software (Nasdaq: UPLD) is a leader in enterprise work management software. Upland’s four enterprise clouds enable thousands of organizations to engage with customers on key digital channels, optimize sales team performance, manage projects and IT costs, and automate critical document workflows. All of Upland’s clouds are backed by a 100% customer success commitment and the UplandOne platform, which puts customers at the center of everything we do. To learn more, visit www.uplandsoftware.com.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the tables provided below in this release.

We are unable to reconcile any forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.

Upland defines non-GAAP net income (loss) as net income (loss), calculated in accordance with GAAP, plus, amortization of purchased intangible assets, amortization of debt discount, loss on debt extinguishment, stock-based compensation expenses, acquisition-related expenses, non-recurring litigation expenses, purchase accounting adjustments for deferred revenue, non-recurring provision for income tax, and the related tax effect of the adjustments above.

Upland defines annual net dollar retention rate (NDRR) as of December 31 as the aggregate annualized recurring revenue value at December 31 from those customers that were also customers as of December 31 of the prior fiscal year, divided by the aggregate annualized recurring revenue value from all customers as of December 31 of the prior fiscal year. This measure excludes the revenue value of uncontracted overage fees and on-demand service fees.

Upland defines major accounts as accounts with greater than or equal to $25,000 in annual recurring revenue.

Upland defines major expansions as existing customers who expanded the amount of annual recurring revenue under their contract by at least $25,000.

Forward-looking Statements

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance, including our guidance related to future performance, and are subject to substantial risks, uncertainties and assumptions. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as "believe," "expect,"

"anticipate," "intend," "plan," "estimate," "seek," "will," "may," "hope," "predict," "could," "should," "would," "project," or the negative or plural of these words or similar expressions, although not all forward-looking statements contain these words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but are not limited to: our financial performance and our ability to achieve, sustain or increase profitability or predict future results; our ability to attract and retain customers; our ability to deliver high-quality customer service; the growth of demand for enterprise work management applications; our plans regarding, and our ability to effectively manage, our growth; our plans regarding future acquisitions and our ability to consummate and integrate acquisitions; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; our ability to obtain financing in the future on acceptable terms or at all; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; the operation and reliability of our third-party data centers and other service providers; our ability to adapt to technological change and continue to innovate; our ability to integrate our applications with other software applications; our ability to comply with privacy laws and regulations; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K and our recent Quarterly Report on Form 10-Q filed with the SEC. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland's views as of the date of this press release, and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.

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Investor Relations Contact:
Mike Hill
512-960-1031
investor-relations@uplandsoftware.com

Media Contact:
Kendell Kelton
media@uplandsoftware.com
833-875-2631

Upland Software, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
	2020	2019
	(unaudited)
Revenue:
Subscription and support	$63,891	$44,983
Perpetual license	361	657
Total product revenue	64,252	45,640
Professional services	3,780	2,853
Total revenue	68,032	48,493
Cost of revenue:
Subscription and support	19,939	13,274
Professional services	2,262	1,514
Total cost of revenue	22,201	14,788
Gross profit	45,831	33,705
Operating expenses:
Sales and marketing	10,931	6,982
Research and development	9,420	6,398
Refundable Canadian tax credits	(302)	(86)
General and administrative	16,676	9,994
Depreciation and amortization	9,271	5,259
Acquisition-related expenses	15,158	7,723
Total operating expenses	61,154	36,270
Loss from operations	(15,323)	(2,565)
Other expense:
Interest expense, net	(7,643)	(5,116)
Other expense, net	(1,402)	(761)
Total other expense	(9,045)	(5,877)
Loss before provision for income taxes	(24,368)	(8,442)
Benefit from income taxes	4,287	612
Net loss	$(20,081)	$(7,830)
Net income (loss) per common share:
Basic	$(0.81)	$(0.38)
Weighted average common shares outstanding:
Basic	24,906,932	20,442,626

Upland Software, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	December 31,
	2020	2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$98,688	$175,024
Accounts receivable, net of allowance	55,398	50,938
Deferred commissions, current	3,645	3,059
Unbilled receivables	5,689	5,111
Prepaid and other	7,452	4,748
Total current assets	170,872	238,880
Tax credits receivable	4,219	4,186
Property and equipment, net	4,035	3,917
Operating lease right-of-use asset	12,353	8,056
Intangible assets, net	302,948	282,727
Goodwill	377,745	346,134
Deferred commissions, noncurrent	9,427	8,763
Other assets	1,934	4,165
Total assets	$883,533	$896,828
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,794	$5,904
Accrued compensation	5,202	11,559
Accrued expenses and other current liabilities	15,756	15,344
Deferred revenue	87,785	76,558
Due to sellers	14,731	14,276
Operating lease liabilities, current	3,828	2,533
Current maturities of notes payable	3,191	3,193
Total current liabilities	135,287	129,367
Notes payable, less current maturities	521,013	521,881
Deferred revenue, noncurrent	2,567	496
Operating lease liabilities, noncurrent	11,515	5,862
Noncurrent deferred tax liability, net	24,472	25,685
Other long-term liabilities	29,587	676
Total liabilities	724,441	683,967
Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	353,720	345,127
Accumulated other comprehensive loss	(43,396)	(1,223)
Accumulated deficit	(151,235)	(131,046)
Total stockholders’ equity	159,092	212,861
Total liabilities and stockholders’ equity	$883,533	$896,828

Upland Software, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2020	2019
	(unaudited)
Operating activities
Net loss	$(20,081)	$(7,830)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	11,737	7,387
Deferred income taxes	(4,348)	(2,811)
Amortization of deferred costs	894	801
Foreign currency re-measurement loss	587	(171)
Non-cash interest and other expense	552	283
Non-cash stock compensation expense	9,320	4,628
Changes in operating assets and liabilities, net of purchase business combinations:
Accounts receivable	(1,664)	5,980
Prepaids and other	(2,778)	(1,268)
Accounts payable	(3,439)	(269)
Accrued expenses and other liabilities	(5,942)	(766)
Deferred revenue	9,853	(1,087)
Net cash provided by (used in) operating activities	(5,309)	4,877
Investing activities
Purchase of property and equipment	(296)	(173)
Purchase of customer relationships	(201)	—
Purchase business combinations, net of cash acquired	(67,651)	(2,999)
Net cash used in investing activities	(68,148)	(3,172)
Financing activities
Payments on finance leases	(55)	(233)
Proceeds from notes payable, net of issuance costs	(72)	(120)
Payments on notes payable	(1,350)	(1,781)
Taxes paid related to net share settlement of equity awards	(768)	(1,504)
Issuance of common stock, net of issuance costs	41	96
Additional consideration paid to sellers of businesses	(1,000)	(1,258)
Net cash used in financing activities	(3,204)	(4,800)
Effect of exchange rate fluctuations on cash	325	379
Change in cash and cash equivalents	(76,336)	(2,716)
Cash and cash equivalents, beginning of period	175,024	16,738
Cash and cash equivalents, end of period	$98,688	$14,022
Supplemental disclosures of cash flow information:
Cash paid for interest, net of interest rate swaps	$7,435	$4,854
Cash paid for taxes	$508	$758
Sales commissions paid, net of amortization of deferred commissions	$1,250	$1,184
Non-cash investing and financing activities:
Business combination consideration including holdbacks and earnouts	$345	$—
Equipment acquired pursuant to financing lease obligations	$—	$44

Upland Software, Inc.
Reconciliation of Adjusted EBITDA
(in thousands, unaudited)

	Three Months Ended March 31,
	2020	2019
Reconciliation of net loss to Adjusted EBITDA:
Net loss	$(20,081)	$(7,830)
Add:
Depreciation and amortization expense	11,737	7,387
Interest expense, net	7,643	5,116
Other expense (income), net	1,402	761
Benefit from income taxes	(4,287)	(612)
Stock-based compensation expense	9,320	4,628
Acquisition-related expense	15,158	7,723
Purchase accounting deferred revenue discount	3,701	597
Adjusted EBITDA	$24,593	$17,770

Upland Software, Inc.
Reconciliation of Non-GAAP Net Income and Non-GAAP EPS
(in thousands, except share and per share data, unaudited)

	Three Months Ended March 31,
	2020	2019
Reconciliation of net loss to non-GAAP net income:
Net income (loss)	$(20,081)	$(7,830)
Add:
Stock-based compensation expense	9,320	4,628
Amortization of purchased intangibles	11,205	6,837
Amortization of debt discount	552	283
Acquisition-related expense	15,158	7,723
Purchase accounting deferred revenue discount	3,701	597
Tax effect of adjustments above	(1,723)	(1,136)
Non-GAAP net income	$18,132	$11,102

Weighted average ordinary shares outstanding, basic	24,906,932	20,442,626
Weighted average ordinary shares outstanding, diluted	25,352,702	21,146,073
Non-GAAP earnings per share, basic	$0.73	$0.54
Non-GAAP earnings per share, diluted	$0.72	$0.53

Upland Software, Inc.
Supplemental Financial Information
(in thousands, unaudited)

	Three Months Ended March 31,
	2020	2019
Stock-based compensation:
Cost of revenue	$318	$160
Research and development	615	322
Sales and marketing	549	139
General and administrative	7,838	4,007
Total	$9,320	$4,628

	Three Months Ended March 31,
	2020	2019
Depreciation:
Cost of revenue	$71	$281
Operating expense	461	269
Total	$532	$550

Amortization:
Cost of revenue	$2,395	$1,847
Operating expense	8,810	4,990
Total	$11,205	$6,837